UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2004

Date of report (date of earliest event reported)

SUPERIOR CONSULTANT HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21485	38-3306717

(Commission File Number)	(IRS Employer Identification No.)

17570 West Twelve Mile Road, Southfield, Michigan	48076

(Address of Principal Executive Offices)	(Zip Code)

(248) 386-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibit furnished in accordance with the provisions of Item 601 of Regulation S-K.

Exhibit 99.1	Press Release, dated February 19, 2004, issued by Superior Consultant Holdings Corporation

Item 12. Results of Operations and Financial Condition.

     On February 19, 2004, Superior Consultant Holdings Corporation issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The Company’s earnings release contains non-GAAP financial measures. The earnings release presents revenues and operating expenses adjusted to exclude out-of-pocket reimbursements. The Company’s management believes excluding out-of-pocket reimbursements, although a non-GAAP financial measure, provides investors a better comparison from period to period by removing the impact of fluctuations in out-of-pocket reimbursements that do not reflect on operating performance.

     The earnings release also presents earnings before interest, taxes, depreciation and amortization, or EBITDA. The Company’s management believes that EBITDA, although a non-GAAP financial measure, is useful for investors because it is a widely understood tool that assists investors in evaluating current operating performance of a business.

     The earnings release also presents operating expenses adjusted to exclude restructuring items and impairment of assets and goodwill. The Company’s management believes these non-GAAP financial measures are useful to investors because they offer a better comparison of results from the most recently completed quarter to results from the fiscal quarters ended September 30, 2003, and December 31, 2002, by removing from the results of the current quarter and fiscal quarter ended December 31, 2002, the restructuring and impairment items not present in the other quarters and because they provide consistency with the format by which management internally assesses the Company’s performance.

     Investors should use these non-GAAP financial measures in addition to, and not in replacement of, the GAAP financial measures presented in the Company’s earnings release. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release.

     The information in this Form 8-K and the exhibit attached hereto is being furnished in accordance with the requirements of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information also shall not be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Consultant Holdings Corporation

Date: February 20, 2004	By:	/s/ Richard R. Sorensen

Richard R. Sorensen Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 19, 2004, issued by Superior Consultant Holdings Corporation

4